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                            SUPPLEMENT TO PROSPECTUS
            FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A
                    DATED MAY 1, 2003, AS AMENDED MAY 5, 2003

The supplement to the prospectus dated August 18, 2003 is hereby amended and restated as follows:

NEW INVESTMENT PORTFOLIO
Effective December 8, 2003, one new investment portfolio, Great Companies - America (the "Portfolio") will be added to the variable portion of your contract. The new portfolio is a series of Manufacturers Investment Trust.

The Portfolio seeks long-term growth of capital by investing in common stocks of large, established, U.S.-based companies. Stocks for this portfolio are selected by the subadviser from a group of companies that it has identified, in its opinion, as being "great companies."

                                      * * *

Effective March 12, 2003, sales of new contracts for Vision ceased in the state of New York.

                        SUPPLEMENT DATED DECEMBER 8, 2003


NYVision Supp 12-8-2003